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                                                                 EXHIBIT (23)(c)




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 16, 2000, relating to the financial statements of the Businesses Acquired from Kinder Morgan Inc., by ONEOK, Inc. which appears in the Current Report of Form 8-K/A dated June 19, 2000.


PricewaterhouseCoopers


Houston, Texas
January 25, 2001














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